UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2012

Nationstar Mortgage Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-35449

(Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure

On August 24, 2012, Nationstar Mortgage Holdings Inc. issued a press release relating to the commencement of a consent solicitation by two of its wholly-owned subsidiaries, Nationstar Mortgage LLC and Nationstar Capital Corporation, with respect to their 10.875% Senior Notes due 2015. Nationstar Mortgage LLC and Nationstar Capital Corporation are soliciting consents to certain proposed amendments to amend the indenture governing their 10.875% Senior Notes due 2015 to conform the covenants in such indenture to the covenants contained in the indenture governing their 9.625% Senior Notes due 2019, previously issued by Nationstar Mortgage LLC and Nationstar Capital Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release of Nationstar Mortgage Holdings Inc., dated August 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: August 24, 2012	By:	/s/ David C. Hisey
David C. Hisey

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc., dated August 24, 2012.